GLOBAL X FUNDS
(the “Trust”)

SUPPLEMENT DATED AUGUST 27, 2024
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR EACH SERIES OF THE TRUST (THE “FUNDS”), AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each SAI, as applicable.

At a special meeting of the shareholders (“Shareholders”) of the Trust held on August 26, 2024, the Shareholders voted to elect the following four nominees to the Board of Trustees of the Trust: Ryan O’Connor, Toai Chin, Charles A. Baker and Clifford J. Weber, effective immediately. Mr. O’Connor and Ms. Chin were elected as new Trustees, while Messrs. Baker and Weber were re-elected to continue to serve as Trustees. Additionally, Susan M. Ciccarone chose not to stand for re-election, and effective on August 26, 2024 is no longer a Trustee.

As a result, effective immediately, the SAI of each Fund is supplemented as follows:

a.All references to Ms. Ciccarone are deleted in their entirety.

b.The first paragraph in the section titled “MANAGEMENT OF THE TRUST - Board Structure and Related Matters” is replaced in its entirety with the following:

BOARD STRUCTURE AND RELATED MATTERS
Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Charles A. Baker, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Ryan O’Connor is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. O’Connor is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

c.The table titled “Independent Trustees” in the section titled “MANAGEMENT OF THE TRUST - Board Structure and Related Matters” is deleted and replaced in its entirety with the following:

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	99 (93 of which are operational)	Trustee of OSI ETF Trust (2016-2022)
Toai Chin (1972)	Trustee (since 8/26/2024)
Head of Fund Accounting Policy, The Vanguard Group, Inc. (financial institutions) (2013- 2024)[1]; Audit Partner, Deloitte & Touche LLP (2007-2013) (audit and advisory services); Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (2004-2007); Auditor, Deloitte & Touche LLP (1995-2004).
			99 (93 of which are operational)	n/a
Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	99 (93 of which are operational)	Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017) and Clough Global Opportunities Fund (since 2017)

1 Ms. Chin announced her retirement from Vanguard Group, Inc. effective as of August 25, 2024.

d.The table titled “Officers” in the section titled “MANAGEMENT OF THE TRUST - Board Structure and Related Matters” is renamed “Interested Trustee/Officers” and the information with respect to Mr. O’Connor is deleted and replaced with the following:

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Ryan O’Connor (1984)	Trustee (since 8/2024); President (since 4/2024);	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product (2021-2024) and Head of Multi-Asset Model Portfolios & ETF Business Strategy, Goldman Sachs Asset Management (2017- 2021).	99 (93 of which are operational)	n/a

e.The text immediately following the table under the renamed heading “Interested Trustees/Officers” in the section titled “MANAGEMENT OF THE TRUST - Board Structure and Related Matters” is revised to add the following:

Toia Chin: Ms. Chin has extensive experience in the financial services industry, including as Head of Fund Accounting Policy at a large mutual fund and exchange traded fund provider, and as an Audit Partner at a major accounting firm, and as Assistant Chief Accountant in the U.S. Securities and Exchange Commission’s Division of Investment Management.

Ryan O’Connor: Mr. O’Connor has extensive knowledge of and experience in the financial services industry, including extensive experience with ETFs obtained at major financial institutions, including as the President and CEO of Global X Management Company LLC.

f.The first paragraph in the “TRUSTEE COMPENSATION” section is deleted in its entirety and replaced with the following:

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund's expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust's officers receive no compensation directly from the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE